Goodwill and impairment review of goodwill	12 Months Ended
Dec. 31, 2018
Intangible Assets [Abstract]
Goodwill and impairment review of goodwill
Goodwill and impairment review of goodwill

		$ million
	2018	2017
Cost
At 1 January	12,163	11,805
Exchange adjustments	(210)	336
Acquisitions and other additions[a]	1,046	83
Deletions	(184)	(61)
At 31 December	12,815	12,163
Impairment losses
At 1 January	612	611
Exchange adjustments	—	1
Deletions	(1)	—
At 31 December	611	612
Net book amount at 31 December	12,204	11,551
Net book amount at 1 January	11,551	11,194
[a] 2018 principally relates to the purchase of an additional 16.5% share in the Clair field in the North Sea. See Note 3 - Other significant transactions for further information.
Impairment review of goodwill

		$ million
Goodwill at 31 December	2018	2017
Upstream	8,346	7,728
Downstream	3,802	3,758
Other businesses and corporate	56	65
	12,204	11,551

Goodwill acquired through business combinations has been allocated to groups of cash-generating units that are expected to benefit from the synergies of the acquisition. For Upstream, goodwill is allocated to all oil and gas assets in aggregate at the segment level. For Downstream, goodwill has been allocated to Lubricants and Other.
For information on significant estimates and judgements made in relation to impairments see Impairment of property, plant and equipment, intangible assets and goodwill in Note 1.
Upstream

		$ million
	2018	2017
Goodwill	8,346	7,728
Excess of recoverable amount over carrying amount	53,391	27,705
The table above shows the carrying amount of goodwill for the segment and the excess of the recoverable amount, based upon a post-tax value-in-use calculation, over the carrying amount (headroom) at the date of the test. The increase in headroom principally arises from acquisitions, new activity and changes in US tax. In the prior year, the recoverable amount was estimated using a fair value less costs of disposal calculation and was based on cash flows estimated for the impairment test performed in 2016 as permitted by IAS 36.
The value in use is based on the cash flows expected to be generated by the projected oil or natural gas production profiles up to the expected dates of cessation of production of each producing field, based on current estimates of reserves and resources, appropriately risked. Midstream and supply and trading activities and equity-accounted entities are generally not included in the impairment review of goodwill, because they are not part of the grouping of cash-generating units to which the goodwill relates and which is used to monitor the goodwill for internal management purposes. Where such activities form part of a wider Upstream cash-generating unit, they are reflected in the test. As the production profile and related cash flows can be estimated from BP’s past experience, management believes that the cash flows generated over the estimated life of field is the appropriate basis upon which to assess goodwill and individual assets for impairment. The estimated date of cessation of production depends on the interaction of a number of variables, such as the recoverable quantities of hydrocarbons, the production profile of the hydrocarbons, the cost of the development of the infrastructure necessary to recover the hydrocarbons, production costs, the contractual duration of the production concession and the selling price of the hydrocarbons produced. As each producing field has specific reservoir characteristics and economic circumstances, the cash flows of the fields are computed using appropriate individual economic models and key assumptions agreed by BP management. Capital expenditure, operating costs and expected hydrocarbon production profiles are derived from the business segment plan adjusted for assumptions reflecting the price environment at the time that the test was performed. Estimated production volumes and cash flows up to the date of cessation of production on a field-by-field basis are consistent with this. The production profiles used are consistent with the reserve and resource volumes approved as part of BP’s centrally controlled process for the estimation of proved and probable reserves and total resources.
The most recent review for impairment was carried out in the fourth quarter. The key assumptions used in the value-in-use calculation are oil and natural gas prices, production volumes and the discount rate. Oil and gas price assumptions for the first five years are based on management’s best estimate of prices over those five years, with the long-term price applied from year 6 onwards. Price assumptions and discount rate assumptions used were as disclosed in Note 1. The value-in-use calculation has been prepared solely for the purposes of determining whether the goodwill balance was impaired. Estimated future cash flows were prepared on the basis of certain assumptions prevailing at the time of the test. The actual outcomes may differ from the assumptions made. For example, reserves and resources estimates and production forecasts are subject to revision as further technical information becomes available and economic conditions change, and future commodity prices may differ from the forecasts used in the calculations.
Sensitivities to different variables have been estimated using certain simplifying assumptions. For example, lower oil and gas price sensitivities do not reflect the specific impacts for each contractual arrangement and will not capture fully any favourable impacts that may arise from cost deflation. Therefore a detailed calculation at any given price or production profile may produce a different result.

14. Goodwill and impairment review of goodwill – continued
It is estimated that if the oil price assumption for all future years was approximately $14 per barrel lower in each year, this would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment. It is estimated that no reasonable fall in the gas price assumption would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
Estimated production volumes are based on detailed data for each field and take into account development plans agreed by management as part of the long-term planning process. The average production for the purposes of goodwill impairment testing over the next 15 years is 829mmboe per year (2017 889mmboe per year). It is estimated that if production volumes were to be reduced by approximately 13% for this period, this would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
It is estimated that if the post-tax discount rate was approximately 11% for the entire portfolio, an increase of 5% for all countries not considered ‘higher risk’ and 3% for countries considered 'higher risk', this would cause the recoverable amount to be equal to the carrying amount of goodwill and related net non-current assets of the segment.
Downstream

						$ million
			2018			2017
	Lubricants	Other	Total	Lubricants	Other	Total
Goodwill	2,692	1,110	3,802	2,849	909	3,758

Cash flows for each cash-generating unit are derived from the business segment plans, which cover a period of up to five years. To determine the value in use for each of the cash-generating units, cash flows for a period of 10 years are discounted and aggregated with a terminal value.
Lubricants
As permitted by IAS 36, the detailed calculations of Lubricants’ recoverable amount performed in the most recent detailed calculation in 2013 were used as the basis for the tests in 2014-2017 as the criteria of IAS 36 were considered satisfied: the headroom was substantial in 2013; there have been no significant changes in the assets and liabilities; and the likelihood that the recoverable amount would be less than the carrying amount is remote. IAS 36 does not specify for how many years such an approach is appropriate and management determined that a re-performance of the test was appropriate in 2018 given the passage of time since 2013. There was no significant change in the outcome of this test compared to that in 2013.
The key assumptions to which the calculation of value in use for the Lubricants unit is most sensitive are operating unit margins, sales volumes, and discount rate. Operating margin and sales volumes assumptions used in the detailed impairment review of goodwill calculation are consistent with the assumptions used in the Lubricants unit’s business plan and values assigned to these key assumptions reflect past experience. No reasonably possible change in any of these key assumptions would cause the unit’s carrying amount to exceed its recoverable amount. Cash flows beyond the plan period are extrapolated using a nominal 2.8% growth rate (2013 3%).